Exhibit 10.1

SUPPLEMENTAL WARRANT INDENTURE

THIS SUPPLEMENTAL WARRANT INDENTURE is dated September 2, 2011.

BETWEEN:

ECU SILVER MINING INC, a company governed under the laws of the Province of Québec

(“ECU”)

AND:

GOLDEN MINERALS COMPANY, a company incorporated under the laws of the State of Delaware

(“Golden”)

AND:

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada

(the “Warrant Agent”)

WHEREAS on December 9, 2009, ECU entered into a warrant indenture (the “Indenture”), with the Warrant Agent pursuant to which 8,473,000 warrants of ECU to purchase common shares in the capital of ECU (“ECU Common Shares”) at a price of $0.90 per ECU Common Share until 5:00 p.m. (Toronto time) on December 9, 2011 were created and authorized to be issued (the “Warrants”);

AND WHEREAS ECU and Golden have entered into an arrangement agreement dated June 24, 2011 (the “Arrangement Agreement”) providing for, subject to the satisfaction or waiver of certain conditions precedent, ECU and Golden to effect a plan of arrangement (the “Plan of Arrangement”) pursuant to which Golden will acquire all of the issued and outstanding ECU Common Shares such that ECU will become a wholly-owned subsidiary of Golden;

AND WHEREAS the consideration payable by Golden for each ECU Common Share, other than those ECU Common Shares, if any, in respect of which dissent rights have been duly and validly exercised, and those ECU Common Shares, if any, held by Golden or any of its affiliates, will be 0.05 (the “Exchange Ratio”) of a share of common stock in the capital of Golden (a “Golden Share”) plus $0.000394;

AND WHEREAS under the terms of the Arrangement Agreement and the Plan of Arrangement and in accordance with the terms and conditions of the Indenture, including, without limitation, Section 10.2 of the Indenture, from and after the effective time of the Plan of Arrangement as contemplated therein (the “Effective Time”), the Warrants held by each Warrantholder will be exchanged for replacement warrants of Golden (“Golden Warrants”) that represent the right to acquire for the same aggregate consideration that number of Golden Shares that a Warrantholder would have been entitled to acquire in connection with the Plan of Arrangement if, immediately prior to the Effective Time, it had exercised its Warrants and had been the registered holder of the number of ECU Common Shares to which it was theretofor entitled upon exercise of such Warrants;

AND WHEREAS Golden will have the benefit of and be liable for ECU’s rights and obligations under the Indenture;

AND WHEREAS the parties are entering into this Supplemental Warrant Indenture (the “Supplemental Warrant Indenture”) to evidence the rights of the Warrantholders under the terms of the Indenture as a result of the Plan of Arrangement;

NOW THEREFORE THIS SUPPLEMENTAL WARRANT INDENTURE WITNESSES THAT, in consideration of the premises and in further consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

1.                                       Unless otherwise defined herein, all capitalized terms in this Supplemental Warrant Indenture shall have the respective meanings ascribed to such terms in the Indenture.

2.                                       Notwithstanding anything to the contrary in the Indenture, the outstanding Warrants held by each Warrantholder at the Effective Time shall be exchanged for Golden Warrants that represent the right to acquire that number of Golden Shares that a Warrantholder would have been entitled to acquire in connection with the Plan of Arrangement if, immediately prior to the Effective Time, it had exercised its Warrants and had been the registered holder of the number of ECU Common Shares to which it was theretofor entitled upon exercise of the Warrants. Accordingly, as at the Effective Time, the outstanding Warrants held by each Warrantholder will hereby be exchanged for that number of Golden Warrants as is equal to the product of (i) the number of Warrants held by such Warrantholder, multiplied by (ii) the Exchange Ratio; provided however that no fractional Golden Warrants shall be issued to any person such that the number Golden Warrants to be issued to any person pursuant to the Plan of Arrangement shall be rounded up or down, as applicable, to the nearest whole Golden Warrant. For greater certainty, where such fractional interest is greater than or equal to 0.5, the number of Golden Warrants to be issued will be rounded up to the nearest whole number and where such fractional interest is less than 0.5, the number of Golden Warrants to be issued will be rounded down to the nearest whole number. In calculating such fractional interests, all Warrants registered in the name of or beneficially held by a Warrantholder or its nominee shall be aggregated.

3.                                       The exercise price of each Golden Warrant shall be $18.00 (being the Exercise Price of one Warrant divided by the Exchange Ratio).

4.                                       ECU and the Warrant Agent acknowledge and agree that from and after the Effective Time, Golden shall have all of the rights and be subject to all of the obligations of ECU under the Indenture, except as otherwise provided in this Supplemental Warrant Indenture.

5.                                       Golden acknowledges and agrees that from and after the Effective Time, Golden will assume the performance of each and every covenant and obligation contained in the Indenture, as modified by this Supplemental Warrant Indenture, to be performed by ECU.

6.                                       From and after the Effective Time, the parties agree that all references to “ECU Silver Mining Inc.” in the Indenture shall be read to mean “Golden Minerals Company”.

7.                                       From and after the Effective Time, the parties agree that all references to “Warrants” in the Indenture shall be read to mean “Golden Warrants” as defined herein.

8.                                       From and after the Effective Time, the definitions of “Common Shares”, “Corporation” “Corporation’s Auditors” and “Exercise Price” respectively set forth in Sections 1.1(k), 1.1(l), 1.1(m) and 1.1(v) of the Indenture shall be deleted in their entirety and replaced with the following:

“ “Common Shares” means shares of common stock in the capital of the Corporation;”

“ “Corporation” means Golden Minerals Company and includes any successor corporation thereto;”

“ “Corporation’s Auditors” means PricewaterhouseCoopers LLP, the firm of chartered accountants duly appointed as auditors of the Corporation, or such other firm as may be duly appointed as auditors of the Corporation from time to time;”

“ “Exercise Price” means $18.00 per Common Share, unless such price shall have been adjusted in accordance with the provisions of Article 5, in which case it shall mean the adjusted price in effect at such time;”

9.                                       From and after the Effective Time, the definitions of “1933 Act”, “Regulation S”, “SEC”,  “United States” and “U.S. Person” respectively set forth in Sections 1.1(a), 1.1(aa), 1.1(dd), 1.1(kk) and 1.1(ll) of the Indenture shall be deleted in their entirety and each shall be replaced with the following:

“[RESERVED.]”

10.                                 From and after the Effective Time, notwithstanding Section 1.9 of the Indenture, references to “GAAP” in the Indenture shall be deemed to mean references United States generally accepted accounting principles.

11.                                 From and after the Effective Time, Sections 2.8(1), 2.8(2), 2.8(3), 2.8(4), 3.2(3), 3.2(4), 3.2(5), 3.2(6) and 4.8 of the Indenture shall be deleted in their entirety and each shall be replaced with the following:

“[RESERVED.]”

12.                                 From and after the Effective Time, all references in the Indenture to Sections 2.8(1), 2.8(2), 2.8(3), 2.8(4), 3.2(3), 3.2(4), 3.2(5), 3.2(6) and 4.8 of the Indenture shall be removed.

13.                                 From and after the Effective Time, the first sentence of Section 2.9(1) of the Indenture shall be deleted in its entirety and replaced with the following:

“The Corporation may, at its sole option, specify, in a written order of the Corporation delivered to the Warrant Agent, that some or all of the Warrants are to be represented by one or more Global Certificates registered in the name of CDS or its nominee, and in such event the Corporation shall execute and the Warrant Agent shall certify and deliver one or more Global Certificates that shall: “

14.                                 From and after the Effective Time, Section 7.1(h) of the Indenture shall be deleted in its entirety and replaced with the following:

“it will use its commercially reasonable best efforts to maintain its status as a “reporting issuer” not in default of the requirements of the securities laws of the Province of Ontario, provided that this Section 7.1(h) shall not restrict the Corporation from completing a Capital Reorganization in accordance with subsection 5.2(5);”

15.                                 From and after the Effective Time, Article 13 of the Indenture shall be deleted in its entirety and replaced with the following:

“ARTICLE 13
FORMS

13.1                                                                           Form of Warrant Certificate

The following is the form of Warrant Certificate:

(FORM OF WARRANT CERTIFICATE)

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M. (TORONTO TIME) ON DECEMBER 9, 2011, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

GOLDEN MINERALS COMPANY

NO.	WARRANTS
CUSIP No. 381119 122 ISIN No. US3811191226

COMMON SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT for value received                                             , the registered holder hereof is entitled for each whole Warrant represented hereby to purchase one fully paid and non-assessable share of common stock (“Common Share”) of Golden Minerals Company (the “Corporation”) at a price per share of $18.00 (Canadian), subject to adjustment as hereinafter described.

Such right to purchase may be exercised by the registered holder hereof at any time on the date of issue hereof up to and including 5:00 p.m. (Toronto time) on December 9, 2011 (the “Time of Expiry”) by surrender of this Warrant Certificate to Computershare Trust Company of Canada (the “Warrant Agent”) at the principal transfer office of the Warrant Agent in Montreal, Quebec, together with the subscription form as prescribed in the Indenture (as defined below) and as attached hereto duly executed and completed for the number of Common Shares which the holder hereof is entitled to purchase and the purchase price of such Common Shares as herein provided.

This Warrant Certificate and such payment shall be deemed not to have been surrendered and made except upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at the office specified above.

The purchase price of Common Shares subscribed for hereunder shall be paid by certified cheque, money order or bank draft in lawful money of Canada payable to the order of the Corporation at par in the city where this Warrant Certificate is delivered.

Upon due exercise of the Warrants represented by this Warrant Certificate and payment of the purchase price, the Corporation will issue to the registered holder of this Warrant Certificate, or to a person so specified in the subscription form, the Common Shares so subscribed for. Certificates for the Common Shares subscribed for will be mailed to the persons specified in the subscription form at their respective addresses specified therein or, if so specified in such subscription form, delivered to such persons at the office where the applicable Warrant Certificate was surrendered, when the transfer registers of the Corporation have been open for three Business Days after the due surrender of such Warrant Certificate and payment as aforesaid.  In the event of a purchase of a number of Common Shares fewer than the number which can be purchased pursuant to this Warrant Certificate, the holder shall be entitled to receive without charge a new Warrant Certificate in respect of the balance of such Warrants.

This Warrant Certificate and other Warrant Certificates are issued under and pursuant to a certain warrant indenture dated December 9, 2009 as supplemented by a supplemental indenture dated September 2, 2011 between the Corporation and the Warrant Agent (herein collectively referred to as the “Indenture”), to which Indenture and any further instruments supplemental thereto reference is hereby made for a description of the terms and conditions upon which such Warrant Certificates are issued and are to be held, all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, to all of which provisions the holder of this Warrant Certificate by acceptance hereof assents.  The Corporation will furnish to the holder of this Warrant Certificate, upon request and without charge, a copy of the Indenture. In the event of any conflict between the provisions of this Warrant Certificate and the provisions of the Indenture, the provisions of the Indenture will govern.

Subject to the Indenture and to any restriction under applicable law or policy of any applicable regulatory body, the Warrants and Warrants Certificates and the rights thereunder shall only be transferable by the registered holder hereof in compliance with the conditions prescribed in the Indenture and upon the due completion, execution and delivery of a Transfer Form (as attached hereto) in accordance with the terms of the Indenture.  THE TRANSFER OF THE WARRANTS EVIDENCED HEREBY MAY BE RESTRICTED BY APPLICABLE SECURITIES LAWS. HOLDERS ARE ADVISED TO CONSULT THEIR LEGAL COUNSEL IN THIS REGARD.

The holding of this Warrant Certificate shall not constitute the holder hereof a holder of Common Shares nor entitle him to any right of interest in respect thereof.

The Indenture provides for adjustment in the number of Common Shares to be delivered upon the exercise of the right of purchase hereby granted and to the Exercise Price in certain events therein set forth.

The Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions by the Warrantholders holding a specified majority of all the then outstanding Warrants.

The holder of this Warrant Certificate may at any time up to and including the Time of Expiry, upon the surrender hereof to the Warrant Agent at its principal transfer office in Montreal, Quebec, and payment of any charges provided for in the Indenture, exchange this Warrant Certificate for other Warrant Certificates representing in the aggregate the same number of Warrants as is expressed in this Warrant Certificate.

This Warrant Certificate shall not be valid for any purpose whatsoever unless and until it has been countersigned by the Warrant Agent for the time being under the Indenture.

Nothing contained herein or in the Indenture shall confer any right upon the holder hereof or any other person to subscribe for or purchase any Common Shares of the Corporation at any time subsequent to the Time of Expiry.  After the Time of Expiry, this Warrant Certificate and all rights thereunder shall be void and of no value.

Time is of the essence hereof.

This Warrant Certificate shall be construed in accordance with the laws of the Province of Quebec and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF this Warrant Certificate has been executed on behalf of Golden Minerals Company as of the           day of                     , 20       .

GOLDEN MINERALS COMPANY

By:

Certified by:

COMPUTERSHARE TRUST COMPANY OF CANADA

Dated:	By:

13.2                                                                           Subscription Form

The following is the form of subscription:

SUBSCRIPTION FORM

TO:	Golden Minerals Company
c/o Computershare Trust Company of Canada
1500 University Street, Suite 700
Montreal, Quebec H3A 3S8

The undersigned registered holder of the within Warrant Certificate, subject to that certain warrant indenture dated December 9, 2009 as supplemented by a supplemental indenture dated September 2, 2011 (herein collectively referred to as the “Indenture”) between Golden Minerals Company (the “Corporation”) and Computershare Trust Company of Canada, as Warrant Agent, hereby:

(a)                                  subscribes for                       shares of Common Stock (“Common Shares”) (or such number of Common Shares or other securities or property to which such subscription entitles the undersigned in lieu thereof or in addition thereto under the Indenture) of the Corporation at the price per Common Share of $18.00 (Canadian) (or such adjusted price which may be in effect under the provisions of the Indenture) and in payment of the exercise price encloses a certified cheque, money order or bank draft, in any case in lawful money of Canada payable at par in the City of Montreal, Quebec to the Corporation; and

(b)                                 delivers herewith the above-mentioned Warrant Certificate entitling the undersigned to subscribe for the above-mentioned number of Common Shares.

The undersigned hereby directs that the said Common Shares be registered as follows:

Name(s) in full	Address(es) (including Postal Code)	Number(s) of Common Shares

DATED this         day of                      , 20      .

Signature of Subscriber guaranteed by:

(Signature of Subscriber)

(Print Name of Subscriber)*

(Address of Subscriber in full)

(*The name of the Subscriber must correspond with the name upon the face of the certificate in every particular and the Corporation reserves the right to require reasonable assurance that such signature is genuine and effective.)

Instructions

1.                                     The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised along with a certified cheque, money order or bank draft in lawful money of Canada payable to the order of the Corporation at par in an amount equal to the Exercise Price applicable at the time of such surrender in respect of each Common Share which the Warrantholder desires to acquire (being not more than those which the Warrantholder is entitled to acquire pursuant to the Warrants represented by the Warrant Certificate so surrendered) to Computershare Trust Company of Canada, at its principal offices at 1500 University Street, Suite 700, Montreal, Quebec  H3A 3S8.

2.                                     The certificates will be mailed by registered mail to the address appearing in this Subscription Form.

3.                                     If Common Shares are issued to a person other than the registered Warrantholder, the signature of the holder must be guaranteed by a Canadian Schedule 1 chartered bank or by a member firm of an acceptable Medallion Signature Guarantee Program (STAMP, SMP, MSP).  The stamp must bear the words “Signature Medallion Guaranteed.

4.                                     In the United States, signature guarantees must be done by members of a Medallion Signature Guarantee Program only.  Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

5.                                     If the subscription form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Corporation.

6.                                     The Common Shares issued upon exercise of a Warrant may be subject to resale restrictions in certain jurisdictions, which may never expire, and may be issued with a legend reflecting such restrictions.

7.                                     The Warrants will expire at 5:00 p.m. (Toronto time) on December 9, 2011 and must be exercised before that time, otherwise the same shall expire and be void and of no value.

13.3                                                                           Form of Transfer

The following is the form of transfer:

TRANSFER FORM

FOR value received I/we hereby sell, assign, and transfer unto:

(Name of Transferee)

(Address of Transferee)

(Social Insurance Number)

Warrants of
(Quantity)

GOLDEN MINERALS COMPANY (the “Corporation”)

represented by:
(List Certificate Numbers)

and the undersigned hereby irrevocably constitutes and appoints:

(Leave Blank)

the attorney to transfer the said Warrants on the books of the Corporation with full power of substitution in the premises.

DATED this                       day of                                                 , 20      .

Signature Guaranteed By:

(Signature of Warrantholder)

(Name of Warrantholder, Please Print)

(Capacity of Authorized Representative)

Instructions:

1.                                       The signature on this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or change whatever.

2.                                       The signature must be guaranteed by a Canadian Schedule 1 chartered bank or by a member firm of an acceptable Medallion Signature Guarantee Program (STAMP, SMP, MSP).  The stamp must bear the words “Signature Medallion Guaranteed”.

3.                                       In the United States, signature guarantees must be done by members of a Medallion Signature Guarantee Program only.  Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.”

16.                                 From and after the Effective Time, the address and contact information of ECU and its counsel, Blake Cassels & Graydon LLP, set forth in Section 14.1(1) of the Indenture shall be deleted in its entirety and replaced with the following:

“If to the Corporation, to:

Golden Minerals Company

350 Indiana Street, Suite 800

Golden, Colorado, 80401

U.S.A.

Attention:               Jeffrey G. Clevenger, President

Facsimile:               (303) 839-5907

with copies (which shall not constitute notice) to:

Fasken Martineau DuMoulin LLP
333 Bay Street, Suite 2400
Bay Adelaide Centre, Box 20
Toronto, ON M5H 2T6

Attention:               John M. Sabetti

Facsimile:               (416) 364 7813

and

Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, Colorado 80202

Attention:               Deborah Friedman

Facsimile:               (303) 893 1379 “

17.                                 From and after the Effective Time, Schedules “A” and “B” to the Indenture shall be deleted in their entirety.

18.                                 In the event that the Arrangement Agreement is terminated without giving effect to the Plan of Arrangement, this Supplemental Warrant Indenture shall terminate and have no further force and effect.

19.                                 Notwithstanding any provision of this Supplemental Warrant Indenture or the Indenture, but subject to Section 10.2 of the Indenture, nothing shall restrict or prevent any amalgamation, merger, sale, consolidation, arrangement, liquidation or winding-up of Golden or restrict or prevent Golden from entering into any other transaction or series of transactions, regardless of any affect which such transaction or transactions may have upon Golden or the Golden Shares. This Section shall not have the effect of reducing or terminating the rights of Warrantholders under the adjustment mechanisms in Article 5 of the Indenture.

20.                                 This Supplemental Warrant Indenture is supplemental to the Indenture and this Supplemental Warrant Indenture shall hereafter be read together and shall have effect as if all provisions thereof and hereof were contained in one instrument. Except as herein amended, the Indenture, as amended, and all the terms and conditions therein shall continue in full force and effect.

21.                                 In the event that there is any inconsistency or a conflict between the provisions of the Indenture and the provisions of this Supplemental Warrant Indenture, the provisions of this Supplemental Warrant Indenture and the intent of the parties as evidenced hereby shall prevail, and such provisions shall be deemed to be amended pursuant to the terms of this Supplemental Warrant Indenture.

22.                                 Each party hereto agrees to execute and deliver all such documents and instruments and do such other acts as may be necessary or advisable to give effect to the terms hereof.

23.                                 This Supplemental Warrant Indenture shall be governed by and construed in accordance with the laws of the Province of Québec and the laws of Canada applicable therein.

24.                                 This Supplemental Warrant Indenture may be executed and delivered in one or more counterparts each of which when executed and delivered shall be deemed an original but all of which shall be deemed to constitute one and the same instrument.

(Signature page to follow)

IN WITNESS WHEREOF ECU, Golden and the Warrant Agent have executed this Supplemental Warrant Indenture as of the day and year first above written.

ECU SILVER MINING INC.		GOLDEN MINERALS COMPANY

By:	/s/ Michel Roy	By:	/s/ Robert P. Vogels
	Authorized Signatory		Authorized Signatory

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ Sophie Brault
Authorized Signatory

By:	/s/ Alessandra Pansera
Authorized Signatory